UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d)

of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 23, 2023

GENUINE PARTS COMPANY

(Exact name of registrant as specified in its charter)

GA	001-05690	58-0254510
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

2999 WILDWOOD PARKWAY, ATLANTA, GA	30339
(Address of principal executive offices)	(Zip Code)

(678) 934-5000

Registrant’s telephone number, including area code

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CF.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $1.00 par value per share	GPC	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On May 23, 2023, Genuine Parts Company (the “Company”) announced changes to the alignment of the Company’s leadership in North America as part of ongoing talent initiatives and succession planning. Randall P. Breaux will be promoted to the newly-created role of Group President, GPC North America, effective as of July 1, 2023 (the “Effective Date”). In his expanded role, Mr. Breaux will be responsible for overseeing both of the Company’s automotive and industrials businesses across North America. In addition, Kevin E. Herron, currently President of the Company’s U.S. Automotive Group, will be retiring from his position effective as of the Effective Date, but will remain an employee of the Company through December 31, 2023 in order to assist in an orderly transition.

Mr. Breaux, 61, has served as President of the Company’s wholly-owned subsidiary, Motion Industries, Inc. (“Motion”), since January 2019. Mr. Breaux has served in various leadership positions for Motion since joining the Company in May 2011, including serving as Motion’s Executive Vice President of Marketing, Distribution, and Strategic Planning from January 2018 to December 2018 and as Motion’s Senior Vice President of Marketing, Distribution, and Purchasing from December 2015 to December 2017.

In connection with Mr. Breaux’s promotion, Mr. Breaux will be receiving an annual base salary of $700,000 and an annual bonus target for fiscal year 2023 of 100% of his base salary, in each case, pro-rated as of the Effective Date. No changes were made to Mr. Breaux’s long-term incentive compensation for fiscal year 2023 in connection with his promotion.

There are no arrangements or understandings between Mr. Breaux and any other person pursuant to which Mr. Breaux was selected as an officer, there are no family relationships between Mr. Breaux and any director or other officer of the Company, and there are no transactions in which the Company is a party and in which Mr. Breaux has a material interest subject to disclosure under Item 404(a) of Regulation S-K.

Item 7.01	Regulation FD Disclosure.

On May 23, 2023, the Company issued a press release announcing the Company’s leadership changes described above. A copy of such press release is furnished as Exhibit 99.1 to this Current Report on Form 8-K.

The information set forth in this Item 7.01 and Exhibit 99.1 attached hereto is intended to be furnished and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as expressly set forth by specific reference in such filing.

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits

Exhibit Number	Description

99.1	Press Release, dated May 23, 2023

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Genuine Parts Company

May 23, 2023	By:	/s/ Bert Nappier
	Name:	Bert Nappier
	Title:	Executive Vice President and CFO